UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 3, 2009

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 3, 2009, Vornado Realty Trust (“Vornado”) made available to its shareholders its Annual Report to Shareholders for the year ended December 31, 2008. The Chairman’s Letter included with the Annual Report contains certain statements regarding Vornado’s quarter ended March 31, 2009. These statements are: (i) the statement regarding the $41.8 million write-down due to the decline in the market price of Lexington Realty Trust’s common shares during the first quarter of 2009 appearing in footnote 3 on page 4 of the letter, (ii) the statement regarding Vornado’s cash balances, revolving credit facility capacity and unencumbered properties as of March 31, 2009 appearing in the second paragraph on page 10 of the letter, (iii) the statement regarding Vornado’s committed development expenditures as of January 2009 appearing in the third paragraph on page 10 of the letter; and (iv) the statement regarding Vornado’s senior officers’ surrender of stock options which resulted in expensing the unamortized cost of $32.6 million in the first quarter of 2009 appearing in the last paragraph on page 12 of the letter. A copy of the Chairman’s Letter is attached hereto as Exhibit 99.1 and furnished with this Current Report on Form 8-K. Only the statements referenced in the second sentence of this paragraph are incorporated by reference in this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated by reference in this Item 2.02, including the limited information incorporated from Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Vornado or Vornado Realty L.P. under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On April 3, 2009, Vornado made available to its shareholders its Annual Report to Shareholders for the year ended December 31, 2008. The Chairman’s Letter included with the Annual Report contains information that may be of interest to investors. A copy of the Chairman’s Letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information incorporated by reference in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Vornado or Vornado Realty L.P. under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Chairman’s Letter from Vornado Realty Trust’s Annual Report for the year ended December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: April 6, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:

Executive Vice President -
Finance and Administration and
Chief Financial Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P.
(duly authorized officer and principal financial
and accounting officer)

Date: April 6, 2009

Exhibit Index

99.1	Chairman’s Letter from Vornado Realty Trust’s Annual Report for the year ended December 31, 2008.